UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 4, 2016

Date of Report (Date of Earliest Event Reported)

Commission file number  –  001-10852

INTERNATIONAL SHIPHOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	36-2989662
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

11 North Water Street Mobile, Alabama 36602

(Address of principal executive offices)  (Zip Code)

(251) 243-9100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.    Results of Operations and Financial Condition.

On May 4, 2016, International Shipholding Corporation (the “Company”) issued a press release reporting its financial results for the first quarter of 2016.  A copy of the press release is filed as Exhibit 99.1 to this report.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

b)

At a meeting of the Board of Directors of the Company (the “Board”) on May 4, 2016, Niels M. Johnsen announced that he would be retiring from the positions of Chairman of the Board and Chief Executive Officer, effective June 30, 2016.  Mr. N. M. Johnsen, who was re-elected to serve another one-year term as director at the Company’s Annual Meeting of Stockholders on May 4, 2016 (the “Annual Meeting”), will continue to serve as a director following his retirement.

c)

On May 4, 2016, the Board appointed Erik L. Johnsen, age 58, as its next Chairman of the Board and Chief Executive Officer of the Company, effective on June 30, 2016.  Mr. E. L. Johnsen currently serves as President of the Company, a position he will continue to hold, and as a director of the Company, having been re-elected to serve another one-year term at the Annual Meeting.  Mr. E. L. Johnsen joined Central Gulf in 1979 and held various positions before being named the Company’s President in 2007.  Mr. Johnsen served as Vice President of the Company from 1987 until 2007 and, in 1997, he was named as Executive Vice President and President of each of our principal subsidiaries.

Item 5.07.    Submission of Matters to a Vote of Security Holders

Our Annual Meeting was held May 4, 2016.  At the Annual Meeting, the Company’s stockholders (i) elected each of the eight persons listed below to serve as a director of the Company for a term that will continue until the next annual meeting of stockholders, (ii) ratified the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2016 fiscal year and (iii) approved, on a non-binding advisory basis, the Company’s executive compensation.

The matters voted upon and the results of the voting were as follows:

i.	Election of Board of Directors:

Nominee	Votes For	Votes Withheld	Broker Non-Vote
1. Kenneth H. Beer	2,933,765	261,758	3,617,629
2. Erik L. Johnsen	2,929,934	265,589	3,617,629
3. Niels M. Johnsen	2,906,983	288,540	3,617,629
4. H. Merritt Lane	2,934,468	261,055	3,617,629
5. Edwin A. Lupberger	2,927,641	267,882	3,617,629
6. James J. McNamara	2,929,059	266,464	3,617,629
7. Harris V. Morrissette	2,590,371	605,152	3,617,629
8. T. Lee Robinson	2,937,187	258,336	3,617,629

ii.	Ratification of PricewaterhouseCoopers LLP, independent registered public accountants, as our independent auditors for the fiscal year ending December 31, 2016:

Shares Voted For	6,601,147
Votes Against	137,961
Abstentions	74,044

iii.	Non-binding advisory vote on executive compensation:

Shares Voted For	2,782,060
Votes Against	369,146
Abstentions	3,661,946

Item 9.01.    Financial Statements and Exhibits.

d)	Exhibits

(99.1)Press Release dated May 4, 2016.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL SHIPHOLDING CORPORATION

/s/ Manuel G. Estrada

Manuel G. Estrada

Vice President and Chief Financial Officer

Date:   May 5, 2016